Exhibit 24.1

POWER OF ATTORNEY

Each of the undersigned Directors of PG&E Corporation (the “Corporation”) hereby constitutes and appoints LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN M. HAYES, and each of them, as his or her attorneys in fact with full power of substitution and resubstitution to sign in his or her capacity as such Director of said Corporation:

(A)
a Registration Statement to be filed with the Securities and Exchange Commission relating to the issuance and sale, from time to time, of 5,000,000 shares of this corporation’s common stock under this corporation’s Dividend Reinvestment and Stock Purchase Plan, and

(B)	any and all amendments and other filings or documents related to such Registration Statement.

Each of the undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, we have signed these presents this 20th day of June, 2007.

/s/ David R. Andrews	/s/ Maryellen C. Herringer
David R. Andrews /s/ Leslie S. Biller	Maryellen C. Herringer /s/ Richard A. Meserve
Leslie S. Biller	Richard A. Meserve /s/ Mary S. Metz
David A. Coulter /s/ C. Lee Cox	Mary S. Metz /s/ Barbara L. Rambo
C. Lee Cox /s/ Peter A. Darbee	Barbara L. Rambo /s/ Barry Lawson Williams
Peter A. Darbee	Barry Lawson Williams

POWER OF ATTORNEY

PETER A. DARBEE, the undersigned, Chairman of the Board and Chief Executive Officer of PG&E Corporation (the “Corporation”), hereby constitutes and appoints LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN M. HAYES, and each of them, as his attorneys in fact with full power of substitution and resubstitution to sign in his capacity as such Chairman of the Board and Chief Executive Officer (principal executive officer) of said Corporation:

(A)
a Registration Statement to be filed with the Securities and Exchange Commission relating to the issuance and sale, from time to time, of 5,000,000 shares of this corporation’s common stock under this corporation’s Dividend Reinvestment and Stock Purchase Plan, and

(B)	any and all amendments and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 20th day of June, 2007.

      /s/  Peter A. Darbee
         Peter A. Darbee

POWER OF ATTORNEY

CHRISTOPHER P. JOHNS, the undersigned, Senior Vice President and Chief Financial Officer, and Treasurer of PG&E Corporation (the “Corporation”), hereby constitutes and appoints LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN M. HAYES, and each of them, as his attorneys in fact with full power of substitution and resubstitution to sign in his capacity as such Senior Vice President, Chief Financial Officer, and Treasurer (principal financial officer) of said Corporation:

(A)
a Registration Statement to be filed with the Securities and Exchange Commission relating to the issuance and sale, from time to time, of 5,000,000 shares of this corporation’s common stock under this corporation’s Dividend Reinvestment and Stock Purchase Plan, and

(B)	any and all amendments and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 20th day of June, 2007.

     /s/ Christopher P. Johns
     Christopher P. Johns

POWER OF ATTORNEY

G. ROBERT POWELL, the undersigned, Vice President and Controller of PG&E Corporation (the “Corporation”), hereby constitutes and appoints LINDA Y.H. CHENG, EILEEN O. CHAN, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN M. HAYES, and each of them, as his attorneys in fact with full power of substitution and resubstitution to sign in his capacity as such Vice President and Controller (principal accounting officer) of said Corporation:

(A)
a Registration Statement to be filed with the Securities and Exchange Commission relating to the issuance and sale, from time to time, of 5,000,000 shares of this corporation’s common stock under this corporation’s Dividend Reinvestment and Stock Purchase Plan, and

(B)	any and all amendments and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 20th day of June, 2007.

        /s/ G. Robert Powell
        G. Robert Powell